JOINT FILING INFORMATION


Reporting Person:          SOROS FUND MANAGEMENT LLC

Address:                   888 SEVENTH AVENUE
                           33RD FLOOR
                           NEW YORK, NY 10106

Designated Filer:          SOROS FUND MANAGEMENT LLC

Issuer and Symbol:         LEGEND INTERNATIONAL HOLDINGS, INC. (LDGI)

Date of Event
Requiring Statement:       10/17/08


Signature:                 /s/ Jodye Anzalotta
                           -----------------------------------------------
                           Jodye Anzalotta, as Assistant General Counsel



Reporting Person:          GEORGE SOROS

Address:                   888 SEVENTH AVENUE
                           33RD FLOOR
                           NEW YORK, NY 10106

Designated Filer:          SOROS FUND MANAGEMENT LLC

Issuer and Symbol:         LEGEND INTERNATIONAL HOLDINGS, INC. (LDGI)

Date of Event
Requiring Statement:       10/17/08


Signature:                 /s/ Jodye Anzalotta
                           -----------------------------------------------
                           Jodye Anzalotta, as Attorney-in-Fact



Reporting Person:          ROBERT SOROS

Address:                   888 SEVENTH AVENUE
                           33RD FLOOR
                           NEW YORK, NY 10106

Designated Filer:          SOROS FUND MANAGEMENT LLC

Issuer and Symbol:         LEGEND INTERNATIONAL HOLDINGS, INC. (LDGI)

Date of Event
Requiring Statement:       10/17/08


Signature:                 /s/ Jodye Anzalotta
                           -----------------------------------------------
                           Jodye Anzalotta, as Attorney-in-Fact

Reporting Person:          JONATHAN SOROS

Address:                   888 SEVENTH AVENUE
                           33RD FLOOR
                           NEW YORK, NY 10106

Designated Filer:          SOROS FUND MANAGEMENT LLC

Issuer and Symbol:         LEGEND INTERNATIONAL HOLDINGS, INC. (LDGI)

Date of Event
Requiring Statement:       10/17/08


Signature:                 /s/ Jodye Anzalotta
                           -----------------------------------------------
                           Jodye Anzalotta, as Attorney-in-Fact